UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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[ ]	Soliciting Material Pursuant to §240.14a-12
STERLING BANKS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

The Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2009, is hereby amended to correct certain errors contained (i) in the section entitled “Governance and Nominating Committee and Nomination of Directors” on page 7, (ii) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 16, and (iii) in the table entitled “Directors’ Compensation” on page 17.  Pages 7 and 16 – 17 have been updated and are set forth below in their entirety with the corrections noted therein.

Director Independence

           The Company is listed on the NASDAQ Capital Market and follows the NASDAQ listing standards for Board and committee independence.  Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he also an executive officer or employee of the Company.  Accordingly, Mr. King, our President and Chief Executive Officer and Mr. Horner, our Executive Vice President and Chief Financial Officer, are not independent. The Board of Directors considered relationships and other arrangements, if any, with each director when director independence was reviewed, including the Company’s relationships with the law firm with which Director Brandt is affiliated, and has determined that all directors other than Directors King and Horner are independent under the applicable NASDAQ listing standards.

Meetings and Committees of the Board

During 2008, the Company’s Board of Directors held 12 regular meetings and 1 special meeting, and Sterling Bank’s Board of Directors held 12 regular meetings and 1 special meeting.  Established committees of the Board of Directors are the Executive Committee, Loan Committee, Audit Committee, Compensation Committee, Asset/Liability Management and Investment Committee, Community Reinvestment Committee and Governance and Nominating Committee.  In addition, the Board has created ad-hoc committees from time to time for particular purposes.

No Director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Director served during the year ended December 31, 2008, other than Director Yoh.

           Governance and Nominating Committee and Nomination of Directors.  The Governance and Nominating Committee consists of Directors Eckenhoff (Chair), Brandt and Sandmeyer. The Governance and Nominating Committee monitors corporate governance matters, reviews possible candidates for the Board of Directors and recommends qualified candidates for election as directors of the Company. The Governance and Nominating Committee operates under a formal charter that governs its duties and standards of performance, a copy of which is available on our website (www.sterlingnj.com). The ~~Board of Directors~~ Committee met in December 2008 in connection with the nomination of directors for election to the Board.

Under state and federal banking law, the directors of the Company are subject to extensive scrutiny.  In addition, state banking law requires directors to maintain a minimum ownership level in the Company’s Common Stock.  While all director candidates must satisfy strong ethical standards, there are no express minimum qualifications for director candidates.  Historically, the Company has considered the following criteria in connection with the evaluation of director candidates:

•	How their service as a director will benefit the Company
•	How they are expected to interact with the full Board of Directors and management
•	Director candidates should come from the Company’s market areas
•	Their business leadership and local community involvement

The Governance and Nominating Committee will also consider these factors in identifying and evaluating potential nominees for the 2010 Annual Meeting.  In addition, since the Company’s inception, share ownership also has been a significant factor in selecting candidates for director, and will continue to be a significant factor in the Governance and Nominating Committee’s review process.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Robert H. King (1)	1,445	-	-	$6.48	03/25/13	-	-	-	-
	60,775	-	-	8.23	04/26/14	-	-	-	-
	23,153	-	-	8.70	03/22/15	-	-	-	-
	-	20,000	-	3.80	06/24/18	-	-	-	-
John Herninko (2)	4,221	-	-	$8.17	11/23/09	-	-	-	-
	4,020	-	-	6.86	12/01/10	-	-	-	-
	1,445	-	-	6.48	03/25/13	-	-	-	-
	4,863	-	-	7.66	11/25/13	-	-	-	-
	8,682	-	-	9.07	11/23/14	-	-	-	-
	2,894	-	-	8.70	03/22/15	-	-	-	-
	1,847	7,392	-	10.90	05/28/16	-	-	-	-
	600	5,400	-	7.70	11/27/17	-	-	-	-
	-	15,000	-	3.80	06/24/18	-	-	-	-
R. Scott Horner (3)	4,221	-	-	$8.17	11/23/09	-	-	-	-
	4,020	-	-	6.86	12/01/10	-	-	-	-
	1,445	-	-	6.48	03/25/13	-	-	-	-
	4,863	-	-	7.66	11/25/13	-	-	-	-
	8,682	-	-	9.07	11/23/14	-	-	-	-
	2,894	-	-	8.70	03/22/15	-	-	-	-
	1,823	7,293	-	10.90	05/28/16	-	-	-	-
	600	5,400	-	7.70	11/27/17	-	-	-	-
	-	15,000	-	~~7.70~~ 3.80	06/24/18	-	-	-	-

(1)	All unexercised options granted to Mr. King vested as of 12/31/08, except the awards expiring 06/24/18, which vest as follow:

06/24/18 Expiration
06/24/09 = 2,000
06/24/10 = 2,000
06/24/11 = 2,000
06/24/12 = 2,000
06/24/13 = 2,000
06/24/14 = 2,000
06/24/15 = 2,000
06/24/16 = 2,000
06/24/17 = 2,000
06/24/18 = 2,000

(2)	All unexercised options granted to Mr. Herninko vested as of 12/31/08, except the awards expiring 05/28/16, 11/27/17 and 06/24/18, which vest as follow:

	05/28/16 Expiration	11/27/17 Expiration	06/24/18 Expiration
	01/01/09 = 924	11/28/09 = 600	06/24/09 = 1,500
	01/01/10 = 924	11/28/10 = 600	06/24/10 = 1,500
	01/01/11 = 924	11/28/11 = 600	06/24/11 = 1,500
	01/01/12 = 924	11/28/12 = 600	06/24/12 = 1,500

	01/01/13 = 924	11/28/13 = 600	06/24/13 = 1,500
	01/01/14 = 924	11/28/14 = 600	06/24/14 = 1,500
	01/01/15 = 924	11/28/15 = 600	06/24/15 = 1,500
	01/01/16 = 924	11/28/16 = 600	06/24/16 = 1,500
		08/27/17 = 600	06/24/17 = 1,500
06/24/18 = 1,500

(3)	All unexercised options granted to Mr. Horner vested as of 12/31/08, except the awards expiring 05/28/16, 11/27/17 and 06/24/18, which vest as follow:

	05/28/16 Expiration	11/27/17 Expiration	06/24/18 Expiration
	01/01/09 = 911	11/28/09 = 600	06/24/09 = 1,500
	01/01/10 = 912	11/28/10 = 600	06/24/10 = 1,500
	01/01/11 = 912	11/28/11 = 600	06/24/11 = 1,500
	01/01/12 = 911	11/28/12 = 600	06/24/12 = 1,500
	01/01/13 = 912	11/28/13 = 600	06/24/13 = 1,500
	01/01/14 = 911	11/28/14 = 600	06/24/14 = 1,500
	01/01/15 = 912	11/28/15 = 600	06/24/15 = 1,500
	01/01/16 = 912	11/28/16 = 600	06/24/16 = 1,500
		08/27/17 = 600	06/24/17 = 1,500
06/24/18 = 1,500

Directors’ Compensation

The following table sets forth the compensation paid to our directors for the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1) (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
S. David ~~Brand~~ Brandt, Esq.	$15,025	$-	$210	$-	$-	$-		$15,235
Jeffrey Dubrow	$9,700	$-	$210	$-	$-	$-		$9,910
A. Theodore Eckenhoff	$19,425	$-	$210	$-	$-	$-		$19,635
Benjamin Goldman	$7,100	$-	$210	$-	$-	$-		$7,310
James L. Kaltenback, M.D.	$14,250	$-	$210	$-	$-	$-		$14,460
G. Edward Koenig	$15,725	$-	$210	$-	$-	$-		$15,935
John J. Maley, Jr., CPA	$10,675	$-	$210	$-	$-	$-		$10,885
Howard E. Needleman	$8,350	$-	$210	$-	$-	$10,000	(3)	$18,560
Luis G. Rogers	$13,675	$-	$210	$-	$-	$-		$13,885
Ronald P. Sandmeyer	$16,775	$-	$210	$-	$-	$-		$16,985
Jeffrey P. Taylor	$12,775	$-	$210	$-	$-	$-		$12,985
James W. Yoh, Ph.D.	$8,475	$-	$210	$-	$-	$-		$8,685

(1)
Represents share-based compensation expense incurred for the year ended December 31, 2008, in accordance with Statement of Financial Accounting Standard (“SFAS”) 123(R), Share-Based Payment.  The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions related to the calculation of the valuation, see Footnote 15 to the Consolidated Financial Statements for the fiscal years ended December 31, 2008 and 2007, included in the Company’s Annual Report on Form 10-K captioned “Stock Option Plan.”

(2)	78,100 options are exercisable at $4.05 and expire on 9/02/18.

(3)	Represents a retirement gift from the Company in recognition of Mr. Needleman’s years of dedicated service.